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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  Form 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): February 23, 2005

               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2005, providing for the issuance of the CHL Mortgage Pass-Through Trust 2005-6 Mortgage Pass-Through Certificates, Series 2005-6).

                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)

           Delaware                   333-109248                 95-4449516
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(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)

                4500 Park Granada, Calabasas, California 91302
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code (818) 225-3000
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
      (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 14e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

CWMBS, INC., hereby amends and restates Exhibit 23.1 of its Current Report on Form 8-K, dated February 23, 2005, filed on February 25, 2005, as set forth below.


Item 8.01.  Other Events.
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Filing of Other Materials
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     Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K (the "Form 8-K"), CWMBS, Inc. (the "Company") is filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to its CHL Mortgage Pass-Through Trust 2005-6 Mortgage Pass-Through Certificates, Series 2005-6 (the "Certificates").

Incorporation of Certain Documents by Reference
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     In connection with the issuance of the Certificates, the Company is filing herewith the consent of Pricewaterhouse Coopers LLP ("PWC") to the use of their name and the incorporation by reference of their report in the prospectus supplement relating to the issuance of the Certificates. The consent of PWC is attached hereto as Exhibit 23.1.

     Assured Guaranty Corp. is a Maryland-domiciled insurance company licensed as a financial guaranty insurance company in forty-seven states and the District of Columbia. Assured Guaranty was formed in 1985 and commenced operations in 1988. Assured Guaranty has license applications pending, or intends to file an application, in each of those states in which it is not currently licensed. Assured Guaranty is located at 1325 Avenue of the Americas, New York, New York 10019. Assured Guaranty is a wholly owned indirect subsidiary of Assured Guaranty Ltd. ("AGL"), a Bermuda company whose shares are publicly held and are listed on the New York Stock Exchange under the symbol "AGO". AGL files annual, quarterly and special reports, information statements and other information with the United States Securities and Exchange Commission (the "SEC"). Copies of AGL's SEC filings are available over the SEC's website at www.sec.gov or over AGL's website at www.assuredguaranty.com.

     The consolidated financial statements of ACE Guaranty Corp. (subsequently renamed Assured Guaranty Corp.) as of December 31, 2003 and 2002, and for each of the three years in the period ended December 2003, are hereby incorporated by reference into the Company's registration statement and the prospectus supplement and shall be deemed to be a part hereof. The consent of PWC to the incorporation by reference of their audit report on such consolidated financial statements in the prospectus supplement and their being named as "experts" in the prospectus supplement is attached hereto as Exhibit 23.1.



Item 9.01.  Financial Statements and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.



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(c)  Exhibits:

     Exhibit No.    Description
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     23.1           Consent of PricewaterhouseCoopers LLP



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                                  Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CWMBS, INC.




                                            By: /s/ Darren Bigby
                                                ----------------------
                                            Darren Bigby
                                            Vice President


Dated: February 25, 2005



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                                 Exhibit Index
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Exhibit No.       Description
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23.1              Consent of PricewaterhouseCoopers LLP



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